Investment Contracts	12 Months Ended
Dec. 31, 2025
401(k) Retirement Savings Account Plan
Investment Contracts
Investment Contracts

3.Investment Contracts:

The Master Trust holds several synthetic investment contracts which are managed by investment fund managers. The key difference between a synthetic investment contract and a traditional investment contract is that the Master Trust holds the underlying assets in a synthetic investment contract.  The Master Trust also purchases wrapper contracts from financial institutions which provide assurance that crediting rates will never be less than zero.  All plans have an undivided interest in each investment contract.  The investment contracts are fully benefit-responsive and therefore are reported at contract value.  A fully benefit-responsive investment provides a liquidity guarantee by a financially responsible third party of principal and previously accrued interest for liquidations, transfers, loans, or withdrawals initiated by Plan participants under the terms of the ongoing Plan.  Certain employer-initiated events (i.e. layoffs, mergers, bankruptcy, Plan termination) are not eligible for the liquidity guarantee.

In general, issuers may terminate the investment contracts and settle at other than contract value if the qualification status of the employer or Plan changes, if there is a breach of material obligations under the contract and misrepresentation by the contract holder, or failure of the underlying portfolio to conform to the pre-established investment guidelines.

The Plan Administrator does not believe that the occurrence of any such event, which would limit the Plan’s ability to transact at contract value with participants, is probable.